CERTIFICATE OF OWNERSHIP
                                 --evidencing--
                         A Fractional Undivided Interest
                                     --in--
                                 [NAME OF TRUST]


--------------------
PLAN OF DISTRIBUTION


--------------------
CUSIP

     This is to certify that [Name of Sponsor(s)] is the owner and registered holder of this Certificate evidencing the ownership of [ ] unit(s) of fractional undivided interest in the above-named Trust created under the laws of the State of New York pursuant to the Trust Indenture and Agreement among [Name of Sponsor] (and such other Depositors, if any, identified therein), as Depositor(s), [Name of Trustee], as Trustee, and [Evaluator, if any] (the "Indenture"), a copy of which is available at the office of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the Holder of this Certificate by virtue of the acceptance hereof assents and is bound, a summary of which Indenture is contained in the Prospectus relating to the Trust. This Certificate is transferable and interchangeable by the registered owner in person or by his duly authorized attorney at the Trustee's office upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer and any other documents that the Trustee may require for transfer, in form satisfactory to the Trustee and payment of the fees and expenses as provided in the Indenture.

     Witness the facsimile signature of a duly authorized officer of the Agent for the Depositor(s) (referred to in the Indenture) and the manual signature of an authorized signatory of the Trustee.



C/M:  11939.0001  481379.1

                  Date:


                                                     Agent for Depositor(s)


                                            By  -------------------------------
                                                       Authorized Signatory


                                            [NAME OF TRUSTEE],
                                            Trustee


                                            By  -------------------------------
                                                       Authorized Officer







                                   ASSIGNMENT

     For Value Received ------------------------------------------ hereby sells, assigns and transfers unto -------------------------------------- the within
Certificate and does hereby irrevocably constitute and appoint
------------------------- attorney, to transfer the within Certificate on the books of the Trustee, with full power of substitution in the premises.

     Date: ------------------------------------------

     Notice: The signature(s) to this assignment must correspond with the name(s) as written above upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever.



C/M:  11939.0001  481379.1

                  Date:


                                                     Agent for Depositor(s)


                                            By  -------------------------------
                                                      Authorized Signatory


                                            [Name of Trustee],
                                            Trustee


                                            By  -------------------------------
                                                      Authorized Officer







                                   ASSIGNMENT

     For Value Received ---------------------------------------- hereby sells, assigns and transfers unto ---------------------------------- the within
Certificate and does hereby irrevocably constitute and appoint
------------------------- attorney, to transfer the within Certificate on the books of the Trustee, with full power of substitution in the premises.

     Date: ----------------------------------

     Notice: The signature(s) to this assignment must correspond with the name(s) as written above upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever.


C/M:  11939.0001  481379.1